UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2010

Constitution Mining Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  +51-1-446-6807
________________________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

Constitution Mining Corp. (“Company”) held its 2010 Annual Meeting of Shareholders (“Annual Meeting”) on May 27, 2010.  Shareholders voted for the following proposals, as set forth in the Company’s proxy statement for the Annual Meeting:

(1)           Elected to the Board of Directors six directors for a term to continue until the 2011 Annual Meeting of Shareholders or until a successor has been elected and qualified.

(2)           Ratified the appointment of James Stafford, Inc., Chartered Accountants as the Company’s independent registered public accounting firm.

Voting results are as follows:

(1)           Election of Directors:

Name of Nominee	Votes For	Votes Withheld
Patrick Gorman	27,975,834	14,286
Peter Wiget	27,905,034	14,286
Gary Artmont	27,987,834	14,286
Robert Van Tassell	27,968,034	14,286
Alois Wiget	27,942,308	14,286
Michael Stocker	27,961,734	14,286

(2)           Ratification of the appointment of James Stafford, Inc., Chartered Accountants as the Company’s independent registered public accounting firm.

Votes For	Votes Against	Abstentions
40,918,107	138,121	122,946

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Constitution Mining Corp.

/s/         Michael Stocker
Name:  Michael Stocker
Title:    Chief Executive Officer

Date:    June 1, 2010